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                    [UMPQUA HOLDINGS CORPORATION LETTERHEAD]

                            [HUMBOLDT BANCORP LOGO]

FOR IMMEDIATE RELEASE

CONTACTS:
UMPQUA HOLDINGS CORPORATION                 HUMBOLDT BANCORP
Ray Davis                                   Robert M. Daugherty
President/CEO                               President/CEO
503-546-2490                                916-783-2813
raydavis@umpquabank.com                     bdaugherty@humboldtbancorp.com

Dan Sullivan                                Patrick J. Rusnak
EVP/CFO                                     Chief Financial Officer
503-546-2492                                916-783-2812
dansullivan@umpquabank.com                  prusnak@humboldtbancorp.com

            UMPQUA HOLDINGS CORPORATION AND HUMBOLDT BANCORP ANNOUNCE
              ANTICIPATED SPECIAL SHAREHOLDER MEETING AND CLOSING
                        DATES FOR HUMBOLDT BANCORP MERGER

PORTLAND, ORE. - MAY 6, 2004 - Umpqua Holdings Corporation (NASDAQ: UMPQ) and Humboldt Bancorp (NASDAQ: HBEK), today announced that they anticipate holding special shareholder meetings on July 7, 2004, to vote on the proposed merger of Humboldt Bancorp with Umpqua Holdings Corporation. In addition, subject to receipt of regulatory and shareholder approvals and satisfaction of all conditions to closing, the transaction is expected to close on or about July 9, 2004.

ABOUT UMPQUA HOLDINGS CORPORATION
Umpqua Holdings Corporation is the parent company of Umpqua Bank, an Oregon state-chartered bank recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 64 stores throughout Oregon and Southwest Washington. The bank was named #1 on "The 100 Best Companies to Work For in Oregon" large companies list for 2004 by OREGON BUSINESS MAGAZINE. Umpqua Holdings also owns a retail brokerage subsidiary, Strand, Atkinson, Williams & York, Inc. which has 16 locations throughout Oregon and Southwest Washington and offers brokerage services within Umpqua Bank stores. Additionally, Umpqua Holdings' Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, please visit www.umpquaholdingscorp.com.


ABOUT HUMBOLDT BANCORP
Humboldt Bancorp, with total assets of approximately $1.5 billion, is the bank holding company for Humboldt Bank, which offers business and consumer banking services at 27 locations throughout Northern California. For additional information, please visit www.humboldtbancorp.com .

THIS PRESS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE-HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH MANAGEMENT BELIEVES ARE A BENEFIT TO SHAREHOLDERS. THESE FORWARD-LOOKING STATEMENTS DESCRIBE THE COMPANIES' EXPECTATIONS REGARDING FUTURE EVENTS AND DEVELOPMENTS, INCLUDING THAT ALL CONDITIONS REQUIRED TO CLOSE THE MERGER WILL BE MET. THESE STATEMENTS ARE NECESSARILY SUBJECT TO RISK AND UNCERTAINTY AND ACTUAL RESULTS COULD DIFFER MATERIALLY DUE TO CERTAIN RISK FACTORS, INCLUDING THOSE SET FORTH FROM TIME TO TIME IN THE COMPANIES' FILINGS WITH THE SEC. SPECIFIC RISKS IN THIS PRESS RELEASE INCLUDE THE COMPANIES' ABILITY TO HOLD A SHAREHOLDER MEETINGS, SATISFY MERGER CLOSING CONDITIONS AND CLOSE THE MERGER AS EXPECTED. YOU SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS AND WE UNDERTAKE NO OBLIGATION TO UPDATE ANY SUCH STATEMENTS.

THE FOREGOING MAY BE DEEMED TO BE OFFERING OR SOLICITATION MATERIALS OF UMPQUA HOLDINGS CORPORATION AND HUMBOLDT BANCORP IN CONNECTION WITH UMPQUA'S PROPOSED MERGER HUMBOLDT BANCORP. SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, WHICH UMPQUA HOLDINGS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT UMPQUA, HUMBOLDT BANCORP, THE MERGER AND RELATED MATTERS. THE DIRECTORS AND EXECUTIVE OFFICERS OF UMPQUA AND HUMBOLDT BANCORP MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THEIR RESPECTIVE SHAREHOLDERS. INFORMATION REGARDING THE PARTICIPANTS AND THEIR SECURITY HOLDINGS CAN BE FOUND IN THE JOINT PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC. ALL DOCUMENTS FILED WITH THE SEC ARE AVAILABLE FOR FREE, BOTH ON THE SEC WEB SITE (HTTP://WWW.SEC.GOV) AND FROM UMPQUA BY DIRECTING A REQUEST TO UMPQUA HOLDINGS CORPORATION, ATTENTION: INVESTOR RELATIONS, 200 SW MARKET STREET, SUITE 1900, PORTLAND, OR 97201, AND FROM HUMBOLDT BANCORP BY DIRECTING A REQUEST TO HUMBOLDT BANCORP, INVESTOR RELATIONS, 2998 DOUGLAS BLVD., SUITE 330, ROSEVILLE, CA 95661.